UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 23, 2021

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Office Address and Telephone Number	State of Incorporation or Organization	I.R.S. Employer Identification No.
001-38646	Dow Inc.	Delaware	30-1128146
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000
001-03433	The Dow Chemical Company	Delaware	38-1285128
2211 H.H. Dow Way, Midland, MI 48674
(989) 636-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Dow Inc.	Common Stock, par value $0.01 per share	DOW	New York Stock Exchange
The Dow Chemical Company	0.500% Notes due March 15, 2027	DOW/27	New York Stock Exchange
The Dow Chemical Company	1.125% Notes due March 15, 2032	DOW/32	New York Stock Exchange
The Dow Chemical Company	1.875% Notes due March 15, 2040	DOW/40	New York Stock Exchange
The Dow Chemical Company	4.625% Notes due October 1, 2044	DOW/44	New York Stock Exchange

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Dow Inc. and The Dow Chemical Company (“TDCC” and together with Dow Inc., “Dow” or the “Company”) is filing this Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “Commission”) solely to file Exhibit 99.1, in lieu of filing such exhibit with the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2021, also filed today, due to exhibit size limits in the EDGAR system.  Certain confidential information contained in Exhibit 99.1 has been omitted because it is both (i) not material and (ii) the type of information that TDCC treats as private or confidential.

This Current Report on Form 8-K contains only the cover page, this Explanatory Note, Item 9.01, Exhibit Index, Exhibit 99.1 and the Signature Page. This Current Report on Form 8-K speaks only as of its original filing date and does not reflect events that may have occurred subsequent to the original filing date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The exhibits listed on the Exhibit Index are incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Amended and Restated Shareholders’ Agreement, effective as of March 25, 2021, between Excellent Performance Chemicals Company and Dow Saudi Arabia Holding B.V. (portions of this exhibit have been omitted because it is both (i) not material and (ii) the type of information that TDCC treats as private or confidential).
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOW INC.

THE DOW CHEMICAL COMPANY

Date: April 23, 2021

/s/ AMY E. WILSON
Amy E. Wilson
General Counsel and Corporate Secretary